                                                                    EXHIBIT 99.1


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                           PURSUANT TO 18 U.S.C. 1350
                 (SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002)

I, TSAN-KUN WU, President and Chief Executive Officer (principal executive officer) of EUPA International Corporation, Inc. (the "Registrant"), certifies that to the best of my knowledge, based upon a review of the Quarterly Report on Form 10-QSB for the period ended March 31, 2003 of the Registrant (the "Report"):

      (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


/s/Tsan - Kun Wu
----------------------------
Name: Tsan-Kun Wu
Date: May 15, 2003


                                  Exhibit 99.1